UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2019

Altaba Inc.

(Exact name of registrant as specified in its charter)

Delaware	811-23264	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 East 45th Street, 15th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (646) 679-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AABA	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Item 2.02	Results of Operations and Financial Condition.

Updates

•	On April 2, 2019, Altaba Announced Board Approval of Plan of Complete Liquidation and Dissolution. See preliminary proxy statement for further information at www.sec.gov or www.altaba.com.

•

On April 3, 2019, the $3 billion balance under the Margin Loan Agreement was paid off and all of the Alibaba shares pledged as collateral in connection with the Margin Loan have subsequently been released.

Share Repurchase Program

In September 2018, the Board of Directors of the Fund authorized a new share repurchase program (the “September 2018 Share Repurchase Program”) pursuant to which the Fund may, from time to time, purchase up to $5.75 billion of its common stock. From the beginning of the September 2018 Share Repurchase Program through May 1, 2019, the Fund repurchased approximately 82 million shares of its common stock at an average price of $66.57 per share, for a total of approximately $5.5 billion, leaving an unutilized authorization as of May 1, 2019 of approximately $250 million.

Unaudited Consolidated Statement of Assets and Liabilities

On May 3, 2019, Altaba Inc., a Delaware corporation (“Altaba” or the “Fund”), published its unaudited consolidated statement of assets and liabilities for the quarter ended March 31, 2019. The unaudited consolidated statement of assets and liabilities is attached hereto as Exhibit 99.1.

The information disclosed under this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this report on Form 8-K:

99.1	Altaba Inc. unaudited consolidated statement of assets and liabilities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABA INC.

Date: May 3, 2019	By:	/s/ Alexi A. Wellman
	Name:	Alexi A. Wellman
	Title:	Chief Financial and Accounting Officer

3